DREYFUS

NEW YORK TAX EXEMPT

INTERMEDIATE

BOND FUND

SEMIANNUAL REPORT November 30, 2001







The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 CONTENTS

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       THE FUND

                                                               DREYFUS NEW YORK

                                                        TAX EXEMPT INTERMEDIATE

                                                                      BOND FUND

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus New York Tax Exempt Intermediate Bond Fund, covering the six-month period from June 1, 2001 through November 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

Even before the devastating terrorist attacks of September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates aggressively. After the attacks, the Fed reduced rates even further in an attempt to offset the adverse economic effects of the disruption in business activity and consumer spending. Recent events have prolonged existing economic weakness, but we believe that the U.S. may begin to see signs of economic
recovery    in    the    months    ahead.

In the meantime, there is little doubt that municipal bond yields will remain relatively low and that the investment environment will continue to be challenging. At times like these, emotions should be set aside in favor of an objective, rational view of prevailing risks and opportunities. It is important during any time of market uncertainty to seek professional management and professional advice, both of which are cornerstones of our investment approach. We encourage you to contact your financial advisor for information about ways to
refine    your    investment    strategies.

For additional market perspectives, we have created "Investing In Uncertain Markets," a publication designed to help you weather the storm through the long-term application of four fundamental principles of successful investing. Visit www.dreyfus.com to order or download a copy.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

December 14, 2001




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

HOW DID DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND PERFORM RELATIVE TO ITS BENCHMARKS?

For the six-month period ended November 30, 2001, the fund achieved a total return of 2.94% .(1) The Lehman Brothers 7-Year Municipal Bond Index and the Lehman Brothers 10-Year Municipal Bond Index, the fund's benchmarks, achieved total returns of 3.13% and 3.50% , respectively, for the same period.(2) Additionally, the fund is reported in the Lipper New York Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 2.55% .(3) The fund' s benchmarks are broad-based measures of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund' s positive performance to a generally favorable environment for municipal bonds, which was primarily the result of a weakening economy and high levels of demand from investors seeking an investment
alternative    to    a    declining    stock    market.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund's objective is to seek a high level of federal, New York state and New York city tax-exempt income as is consistent with the preservation of capital from a portfolio of municipal bonds managed in the intermediate maturity range. In addition, we also seek to manage the fund for a competitive total return.

In managing the fund, we attempt to add value by selecting investment-grade, tax-exempt bonds in the maturity ranges that we believe are most likely to provide attractive returns. These bonds comprise the portfolio's core position. We augment the core position with bonds that we believe have the potential to provide both current income and capital appreciation.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

When the reporting period began, the U.S. economy had already entered its first recession in 10 years and the stock market continued to fall. In this environment, the Federal Reserve Board took steps to stimulate renewed economic growth by cutting short-term interest rates five times, for a total reduction of
2.00 percentage points during the reporting period. All told, at the end of the reporting period, the benchmark federal funds rate had fallen to its lowest level in 40 years. In this declining interest-rate environment, yields of municipal bonds also fell. When bond yields fall, their prices generally rise, producing attractive levels of capital appreciation.

In addition, municipal bond prices were generally supported by supply-and-demand factors. Although the supply of new securities from New York issuers rose compared to the same period one year ago, demand for high quality, tax-exempt securities surged from New York residents seeking investment alternatives to a declining stock market, more than offsetting the effects of the modest increase in supply.

However, these positive influences were partially offset by the September 11 terrorist attacks. Adverse economic repercussions were especially severe in New York City's financial district, where many companies lost employees, offices and technological infrastructure. Investors became concerned that job losses would accelerate and tourism revenues would plunge, and the major independent credit rating agencies placed New York City on negative credit watch. Although most New York state bonds have nearly recovered to pre-attack price levels, tax-exempt bonds from New York City issuers have continued to lag. The fund's holdings of airport bonds, while relatively modest in size, also hurt performance.

In this environment of heightened market volatility and accelerating economic deterioration, we had adopted a more conservative posture even before September
11. Although returns were generally higher among longer term bonds, we primarily emphasized income-oriented bonds within the 11- to 15-year maturity range. We typically purchased these bonds at modest premiums and favored those with protection from early redemption by their issuers. This shift to a more defensive approach proved beneficial when the market retreated from the highs achieved earlier in the year but caused performance to lag modestly when prices rose after the September 11 attacks. In addition, our yield enhancement strategies contributed positively to performance when the yield differences between short- and long-term bonds widened.

WHAT IS THE FUND'S CURRENT STRATEGY?

While the terror-related dislocations in the New York municipal bond market have had a longer lasting effect on the municipal bond market than we originally anticipated, we continue to see stability and in many issues improvement. However, recovery will take time, and we urge shareholders to exercise patience

We have also attempted to protect the fund from volatility at the long end of the maturity spectrum. Accordingly, we have continued to emphasize income-oriented, call-protected bonds in the 11- to 15-year maturity range. Of course, we are prepared to change our strategy and the fund's composition as market conditions evolve.

December 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

STATEMENT OF INVESTMENTS

November 30, 2001 (Unaudited)



                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS--98.8%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

NEW YORK--91.0%

Buffalo:

   5%, 12/1/2012 (Insured; FGIC)                                                              1,800,000                1,884,402

   5.125%, 12/1/2014 (Insured; FGIC)                                                          2,820,000                2,927,329

Buffalo Municipal Water Finance Authority,

  Water System Revenue

   5.50%, 7/1/2005 (Insured; FSA)                                                             1,200,000                1,265,616

Cattaraugus County Industrial Development Agency,

  Civic Facility Revenue (Saint Bonaventure University Project):

      5%, Series A, 9/15/2009                                                                   745,000                  755,750

      5%, Series B, 9/15/2009                                                                 1,055,000                1,070,224

      5%, Series A, 9/15/2010                                                                   740,000                  745,446

      5%, Series B, 9/15/2010                                                                 1,110,000                1,118,170

      5%, Series A, 9/15/2011                                                                   825,000                  825,808

      5%, Series B, 9/15/2011                                                                 1,160,000                1,161,137

      5%, 9/15/2012                                                                           1,225,000                1,214,330

City University of New York, COP (John Jay College)

   5.75%, 8/15/2004                                                                           5,000,000                5,362,300

Dutchess County Industrial Development Agency,

   IDR (IBM Project) 5.45%, 12/1/2029                                                         4,000,000                4,248,880

Erie County Tobacco Asset Securitization Corp.,

  Tobacco Settlement Revenue:

      5.75%, 7/15/2013                                                                        1,000,000                1,057,070

      5.75%, 7/15/2014                                                                        1,250,000                1,311,600

Franklin Solid Waste Management Authority,

  Solid Waste System Revenue

   6%, 6/1/2005 (Prerefunded 6/1/2003)                                                        1,230,000  (a)           1,320,958

Hempstead Town Industrial Development Agency, RRR

   (American Refunding Fuel Project) 5%, 12/1/2010                                            4,500,000                4,641,480

Huntington Housing Authority, Senior Housing Facility Revenue

   (Gurwin Jewish Senior Residences) 5.50%, 5/1/2009                                          2,660,000                2,611,827

Long Island Power Authority, Electric System General Revenue:

   9.36%, 12/1/2011                                                                           5,000,000  (b)           5,988,600

   5.125%, 12/1/2016 (Insured; FSA)                                                           3,000,000                3,064,260

Metropolitan Transportation Authority:

  Dedicated Tax Fund

      5.25%, 11/15/2012 (Insured; FGIC)                                                       5,000,000  (c)           5,358,350

   Transit Facilities Revenue

      5.125%, 7/1/2014 (Insured; FSA)                                                         5,650,000                5,877,187

Nassau County:

   General Improvement 5.10%, 11/1/2011 (Insured; AMBAC)                                      3,725,000                3,924,362

   5.75%, 3/1/2013 (Insured; FSA)                                                             4,955,000                5,436,725


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Nassau County Health Care Corp.,

   Health System Revenue 6%, 8/1/2012 (Insured; FSA)                                          4,000,000                4,515,960

Nassau County Tobacco Settlement Corp.

   5%, 7/15/2008                                                                              1,385,000                1,427,824

New York City:

   6.25%, 8/1/2009                                                                            3,070,000                3,360,668

   6.25%, 8/1/2009                                                                            4,790,000                5,365,279

   5.125%, 8/1/2012 (Insured; FGIC)                                                           4,250,000                4,461,863

   5.25%, 8/1/2015                                                                            2,000,000                2,041,740

New York City Health and Hospital Corp.,

  Health System Revenue

   5.25%, 2/15/2017                                                                           1,750,000                1,718,413

New York City Housing Authority, Multi-Family Revenue

   5.20%, 7/1/2004 (Insured; AMBAC)                                                           2,275,000                2,366,569

New York City Industrial Development Agency:

  Civic Facility Revenue (College of Aeronautics Project):

      5.10%, 5/1/2008                                                                           500,000                  506,885

      5.25%, 5/1/2010                                                                           555,000                  559,673

      5.30%, 5/1/2011                                                                           585,000                  588,645

   Industrial Development Revenue

      (Field Hotel Associates L.P. JFK Project)

      5.80%, 11/1/2013                                                                        6,000,000                5,083,200

New York City Transitional Finance Authority, Revenue

  (Future Tax Secured):

      5.25%, 11/15/2013                                                                       3,000,000                3,153,930

      5.75%, 2/15/2014                                                                        5,000,000                5,486,400

      5%, 11/15/2015 (Insured; FGIC)                                                          4,000,000                4,083,040

New York Counties Tobacco Trust,

  Tobacco Settlement Pass Thru Bonds:

      5.75%, 6/1/2013                                                                         1,600,000                1,699,216

      5.875%, 6/1/2014                                                                        1,940,000                2,063,384

New York State:

   5.50%, 8/15/2006                                                                           4,300,000                4,641,248

   5.40%, 10/1/2008                                                                           1,430,000                1,526,353

   5.25%, 7/15/2016                                                                           1,845,000                1,906,254

New York State Dormitory Authority, Revenue:

  (Carmel Richmond Nursing Home)

      5%, 7/1/2015 (LOC; Allied Irish Bank PLC)                                               2,000,000                2,002,180

   (City University):

      5.70%, 7/1/2005                                                                         3,500,000                3,780,420

      5.75%, 7/1/2009 (Insured; FGIC)                                                         8,085,000                8,947,427

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Dormitory Authority, Revenue (continued):

  (City University) (continued):

      5.75%, 7/1/2016 (Insured; FGIC)                                                         2,000,000                2,174,100

   (Cornell University) 5.40%, 7/1/2009                                                       4,000,000                4,289,480

   (Department of Health):

      5.50%, 7/1/2005                                                                         1,000,000                1,072,320

      6%, 7/1/2005                                                                            2,500,000                2,718,950

      6%, 7/1/2006                                                                            2,350,000                2,581,710

   (FFT Senior Communities Inc.)

      5.70%, 5/13/2005 (LOC; KBC Bank, N.V.)                                                  2,100,000                2,195,004

   (Highland Community Development Corp.)

      5.50%, 7/1/2023 (LOC; Marine Midland Bank)                                              4,485,000                4,484,731

   Lease (Court Facilities - Westchester County) 5%, 8/1/2010                                 5,570,000                5,881,085

   (Manhattan College) 5.50%, 7/1/2013                                                        2,605,000                2,813,400

   (Mental Health Services Facilities) 6%, 8/15/2006                                          3,320,000                3,658,275

   (NYSARC Inc.) 5%, 7/1/2012 (Insured; FSA)                                                  1,100,000                1,157,717

   (Park Ridge Housing Inc.) 6.125%, 8/1/2015                                                 2,875,000                3,173,253

   (Schools Program):

      5.25%, 7/1/2010 (Insured; MBIA)                                                         1,670,000                1,800,110

      5.25%, 7/1/2011                                                                         1,435,000                1,519,880

   Secured Hospital (Interfaith Medical Center)

      5.375%, 2/15/2012 (Insured; MBIA)                                                       3,340,000                3,546,679

   (State Service Contract - Albany County):

      5.10%, 4/1/2010                                                                         2,310,000                2,375,373

      5.25%, 4/1/2011                                                                         1,210,000                1,248,224

   (State University Educational Facility)

      5.75%, 5/15/2015 (Insured; FSA)                                                         2,000,000                2,194,600

New York State Environmental Facilities Corp.:

  PCR

    (State Water Revolving Fund):

         6.20%, 3/15/2004                                                                     1,700,000                1,785,935

         6.35%, 6/15/2006 (Prerefunded 6/15/2004)                                             1,195,000  (a)           1,323,391

   Special Obligation

      (State Park Infrastructure) 5.75%, 3/15/2008                                            2,475,000                2,549,027

New York State Housing Finance Agency, Revenue:

  (Housing Mortgage Project)

      5.875%, 11/1/2010 (Insured; FSA)                                                        3,930,000                4,213,707

   (Service Contract Obligation):

      5.25%, 3/15/2011                                                                        3,465,000                3,644,626

      5.25%, 9/15/2011                                                                        3,610,000                3,797,142

      5.875%, 9/15/2014                                                                       2,490,000                2,588,604

      5.875%, 9/15/2014 (Prerefunded 9/15/2003)                                                 510,000  (a)             551,529


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Medical Care Facilities Finance Agency, Revenue

  (Hospital and Nursing Home)

   5.875%, 2/15/2008 (Insured; FHA)                                                           2,000,000                2,111,760

New York State Power Authority, Revenue

   5.50%, 11/15/2013                                                                          5,000,000                5,249,650

New York State Thruway Authority:

  (Highway and Bridge Trust Fund):

      5.25%, 4/1/2009 (Insured; FGIC)                                                         4,500,000                4,835,070

      5.30%, 4/1/2010 (Insured; AMBAC)                                                        1,680,000                1,783,622

      5.25%, 4/1/2014 (Insured; FGIC)                                                         4,425,000                4,643,639

      5.125%, 4/1/2015 (Insured; MBIA)                                                        2,500,000                2,548,875

      5.75%, 4/1/2016 (Insured; FGIC)                                                         2,000,000                2,183,660

   Service Contract Revenue (Local Highway and Bridge):

      5.625%, 4/1/2007                                                                        3,315,000                3,608,709

      5.90%, 4/1/2007                                                                         7,000,000                7,581,630

      5%, 4/1/2010                                                                            5,000,000                5,280,400

New York State Urban Development Corp.

  Project (Onondaga County Convention):

      6.25%, 1/1/2007                                                                         1,725,000                1,905,797

      6.25%, 1/1/2008                                                                         1,830,000                2,004,308

      6.25%, 1/1/2009                                                                         1,950,000                2,127,255

      6.25%, 1/1/2010                                                                         2,065,000                2,244,572

Niagara Falls, City School District, COP

  High School Facility

   5.625%, 6/15/2013 (Insured; MBIA)                                                          2,045,000                2,268,805

Oneida County Public Improvement

   Zero Coupon, 4/15/2014 (Insured; AMBAC)                                                    1,000,000                  556,340

Onondaga County Industrial Development Agency, PCR

   (Anheuser-Busch Co. Inc. Project) 6.625%, 8/1/2006                                         4,000,000                4,483,600

Orange County Industrial Development Agency,

  Life Care Community Revenue (The Glen Arden Inc. Project):

      4.90%, 1/1/2002                                                                           285,000                  285,208

      5%, 1/1/2003                                                                              220,000                  221,949

      5.10%, 1/1/2004                                                                           425,000                  431,222

      5.20%, 1/1/2005                                                                           225,000                  228,731

      5.30%, 1/1/2006                                                                           250,000                  253,735

      5.35%, 1/1/2007                                                                           225,000                  227,743

Port Authority of New York and New Jersey

  (Construction-119th Series)

   5.75%, 9/15/2011 (Insured; FGIC)                                                           8,500,000                9,015,780

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Rensselaer Industrial Development Agency, IDR

  (Albany International Corp.)

   7.55%, 6/1/2007 (LOC; Fleet Trust Co.)                                                     2,000,000                2,309,900

Scotia Housing Authority,Revenue

  (Coburg Village, Inc. Project):

      2.55%, 1/1/2002                                                                           135,000                  135,062

      2.60%, 7/1/2002                                                                           145,000                  145,513

      2.60%, 1/1/2003                                                                           145,000                  145,792

      2.65%, 7/1/2003                                                                           150,000                  151,172

      2.65%, 1/1/2004                                                                           155,000                  156,263

      2.675%, 7/1/2004                                                                          155,000                  156,231

      2.675, 1/1/2005                                                                           160,000                  160,904

      2.70%, 7/1/2005                                                                           165,000                  165,589

      2.70%, 1/1/2006                                                                           170,000                  169,856

      2.725%, 7/1/2006                                                                          175,000                  174,640

      2.725%, 1/1/2007                                                                          180,000                  179,093

      2.75%, 7/1/2007                                                                           185,000                  183,736

      2.75%, 1/1/2008                                                                           190,000                  187,063

      2.775%, 7/1/2008                                                                          195,000                  191,371

Suffolk County Industrial Development Agency:

  IDR (Nissequoque Cogen Partners Facility)

      4.875%, 1/1/2008                                                                        3,750,000                3,773,400

   Solid Waste Disposal Facility Revenue:

      9.17% 10/1/2004 (Insured; AMBAC)                                                        4,270,000  (b,d)         4,877,920

      9.38%, 10/1/2005                                                                        4,590,000  (b,d)         5,368,831

Suffolk County Judicial Facilities Agency,

  Service Agreement Revenue

  (John P Cohalan Complex)

   5%, 4/15/2016 (Insured; AMBAC)                                                             2,720,000                2,765,451

Syracuse:

  COP (Syracuse Hancock International Airport)

      6.50%, 1/1/2004                                                                         1,045,000                1,068,502

   Public Improvement:

      5.70%, 6/15/2004 (Prerefunded 6/15/2002)                                                1,850,000  (a)           1,923,130

      5.70%, 6/15/2005 (Prerefunded 6/15/2002)                                                1,830,000  (a)           1,902,340

Syracuse Industrial Development Agency, Pilot Revenue

   5.125%, 10/15/2002 (LOC; ABN AMRO Bank)                                                    1,130,000                1,153,606


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Triborough Bridge & Tunnel Authority,

   Special Obligation 5.125%, 1/1/2015 (Insured; MBIA)                                        3,000,000                3,092,160

TSASC Inc., Tobacco Flexible Amortization Bonds:

   5.25%, 7/15/2011                                                                           2,675,000                2,814,153

   5.375%, 7/15/2012                                                                          2,440,000                2,577,421

   6%, 7/15/2018                                                                              1,670,000                1,769,532

United Nations Development Corp. (Senior Lien):

   5.30%, 7/1/2010                                                                            1,175,000                1,175,728

   5.30%, 7/1/2011                                                                              910,000                  910,491

Westchester County Industrial Development Agency, RRR:

   Equity (Westchester Resco Co. Project) 5.50%, 7/1/2009                                     2,650,000                2,739,967

   (Resco Co. Project) 5.50%, 7/1/2006 (Insured; AMBAC)                                       2,850,000                3,016,810

   (Westchester Resco Co. Project)

      5.125%, 7/1/2006 (Insured; AMBAC)                                                       1,000,000                1,058,490

Yonkers, GO

   5.25%, 12/1/2015 (Insured; AMBAC)                                                          2,110,000                2,189,821

U.S. RELATED--7.8%

Childrens Trust Fund,Tobacco Settlement

  Revenue Asset Backed Bonds:

      5.75%, 7/1/2012                                                                         2,000,000                2,153,460

      5.75%, 7/1/2013                                                                         3,000,000                3,219,210

Commonwealth of Puerto Rico:

   5.375%, 7/1/2005                                                                           2,250,000                2,415,668

   Public Improvement 5.50%, 7/1/2013 (Insured; FSA)                                          2,500,000                2,775,025

Puerto Rico Electric Power Authority, Power Revenue

   5.75%, 7/1/2016 (Insured; FSA)                                                             3,000,000                3,308,640

Puerto Rico Telephone Authority, Revenue

   8.074%, 1/25/2007 (Insured; MBIA) (Prerefunded 1/1/2003)                                   3,925,000  (a, b)        4,273,344

Virgin Islands Public Finance Authority, Revenue

   Fund Loan Notes, Senior Lien 5.50%, 10/1/2004                                              3,000,000                3,175,890

Virgin Islands Water and Power Authority, Electric System:

   5.125%, 7/1/2004                                                                           1,455,000                1,511,832

   5.125%, 7/1/2011                                                                           4,230,000                4,409,394

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $329,725,646)                                                                                               345,911,695

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

SHORT-TERM MUNICIPAL INVESTMENTS--1.1%                                                        Amount ($)                Value ($)
--------------------------------------------------------------------------------

New York City, VRDN

   1.45% (Insured; MBIA)                                                                      1,500,000  (e)           1,500,000

New York City Transitional Finance Authority, Revenue, VRDN

   (Future Tax Secured) 1.50%                                                                 1,000,000  (e)           1,000,000

New York State Energy Research and

  Development Authority, PCR, VRDN

  (Niagara Mohawk Power)

   1.55% (LOC; Morgan Guaranty Trust Co.)                                                     1,200,000  (e)           1,200,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $3,700,000)                                                                                                   3,700,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $333,425,646)                                                              99.9%             349,611,695

CASH AND RECEIVABLES (NET)                                                                           .1%                 340,243

NET ASSETS                                                                                        100.0%             349,951,938



Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty

                             Insurance Company

FHA                       Federal Housing Administration

FSA                       Financial Security Assurance

GO                        General Obligation

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond

                             Investors Assurance

                             Insurance Corporation

PCR                       Pollution Control Revenue

RRR                       Resources Recovery Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              40.0

AA                               Aa                              AA                                               34.5

A                                A                               A                                                12.2

BBB                              Baa                             BBB                                               6.0

F1                               MIG1/P1                         SP1/A1                                            2.5

Not Rated (f)                    Not Rated (f)                   Not Rated (f)                                     4.8

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(C)  PURCHASED ON A DELAYED DELIVERY BASIS.

(D)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT NOVEMBER 30, 2001,
THESE SECURITIES AMOUNTED TO $10,246,751 OR 2.9% OF NET ASSETS.

(E)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           333,425,646   349,611,695

Cash                                                                    765,212

Interest receivable                                                   5,510,206

Prepaid expenses                                                          8,079

                                                                    355,895,192
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           221,364

Payable for investment securities purchased                           5,465,700

Payable for shares of Beneficial Interest redeemed                      199,909

Accrued expenses                                                         56,281

                                                                      5,943,254
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      349,951,938
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

 Paid-in capital                                                    333,895,525

 Accumulated undistributed investment income--net                        49,375

 Accumulated net realized gain (loss) on investments                   (179,011)

 Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                             16,186,049
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      349,951,938
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial            18,957,196
  Interest authorized)

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   18.46

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended November 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      8,891,182

EXPENSES:

Management fee--Note 3(a)                                            1,051,726

Shareholder servicing costs--Note 3(b)                                 514,528

Custodian fees                                                          18,718

Trustees' fees and expenses--Note 3(c)                                  16,063

Professional fees                                                       12,929

Prospectus and shareholders' reports--Note 3(b)                         10,495

Registration fees                                                        5,551

Loan commitment fees--Note 2                                             1,333

Miscellaneous                                                           14,127

TOTAL EXPENSES                                                       1,645,470

Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (241,836)

NET EXPENSES                                                         1,403,634

INVESTMENT INCOME--NET                                               7,487,548
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                358,725

Net unrealized appreciation (depreciation) on investments            2,255,911

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,614,636

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                10,102,184

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                        November 30, 2001         Year Ended

                                               (Unaudited)      May 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,487,548         14,212,804

Net realized gain (loss) on investments           358,725            694,547

Net unrealized appreciation (depreciation)
   on investments                               2,255,911         18,505,771

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   10,102,184         33,413,122
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (7,474,825)       (14,212,804)

Net realized gain on investments                       --            (27,984)

TOTAL DIVIDENDS                                (7,474,825)       (14,240,788)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  30,320,990         66,767,284

Dividends reinvested                            5,940,365         11,318,561

Cost of shares redeemed                       (32,497,483)       (54,326,229)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS        3,763,872         23,759,616

TOTAL INCREASE (DECREASE) IN NET ASSETS         6,391,231         42,931,950
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           343,560,707        300,628,757

END OF PERIOD                                 349,951,938        343,560,707

Undistributed investment income--net               49,375                 --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,629,521          3,683,810

Shares issued for dividends reinvested            319,437            627,138

Shares redeemed                                (1,747,542)        (3,012,168)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     201,416          1,298,780

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended

                                       November 30, 2001(a)                            Year Ended May 31,
                                                                ------------------------------------------------------------

                                                (Unaudited)      2001         2000          1999           1998          1997
--------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               18.32      17.22        18.31         18.62          18.06         17.83

Investment Operations:

Investment income--net                                 .40        .80          .81           .80            .82           .83

Net realized and unrealized
   gain (loss) on investments                          .14       1.10         (.97)         (.10)           .65           .41

Total from Investment Operations                       .54       1.90         (.16)          .70           1.47          1.24

Distributions:

Dividends from
   investment income--net                             (.40)      (.80)        (.81)         (.80)          (.82)         (.83)

Dividends from net realized
   gain on investments                                  --       (.00)(b)     (.12)         (.21)          (.09)         (.18)

Total Distributions                                   (.40)      (.80)        (.93)        (1.01)          (.91)        (1.01)

Net asset value, end of period                       18.46      18.32        17.22         18.31          18.62         18.06
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      2.94(c)   11.21         (.89)         3.75           8.25          7.12
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .80(d)     .80          .80           .80            .80           .80

Ratio of net investment income
   to average net assets                              4.27(d)    4.43         4.53          4.28           4.44          4.64

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                             .14(d)     .15          .15           .14            .15           .16

Portfolio Turnover Rate                               6.13(c)   15.45        36.07         33.08          42.40         45.29
------------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ x 1,000)                       349,952    343,561      300,629       366,526        365,481       357,530

(A)  AS REQUIRED EFFECTIVE JUNE 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE
PERIOD ENDED NOVEMBER 30, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE
AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY
LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET
ASSETS FROM 4.26% TO 4.27%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS IN
PRESENTATION.

(B)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus New York Tax Exempt Intermediate Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the
public    without    a    sales    charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgement of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $6,149 during the period ended November 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $400,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 2001. If not applied, the carryover expires in fiscal 2008.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2001, the fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. The Manager had undertaken from June 1, 2001 to November 30, 2001 to reduce the management fee paid by the fund, to the extent that the fund' s aggregate annual expenses (exclusive of certain expenses as described above) exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $241,836 during the period ended November 30, 2001.

(B) Under the Service Plan (the "Plan") adopted pursuant to rule 12b-1 under the Act, the fund pays the Distributor in respect of payments made to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the fund's shares, servicing shareholder accounts and for advertising and marketing relating to the fund, at an annual rate of .25 of 1% of the value of the fund's average daily net assets. The Distributor may pay one or more Service Agents a fee in respect of the fund's shares owned by shareholders with whom the Service Agent has a servicing relationship or for whom the Service Agent is the dealer or holder of record. The Distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended November 30, 2001, the fund was charged $439,414 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2001, the fund was charged $50,505 pursuant to the transfer agency agreement.

(C) Each trustee who is not an "affiliated person" as defined in the Act, receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through use of the fund's exchange privilege. During the period ended November 30, 2001, redemption fees charged and retained by the fund amounted to $4,897.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2001, amounted to $37,769,936 and $20,813,153, respectively.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

At November 30, 2001, accumulated net unrealized appreciation on investments was
$16,186,049,   consisting  of  $17,477,843  gross  unrealized  appreciation  and
$1,291,794 gross unrealized depreciation.

At November 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--CHANGE IN ACCOUNTING PRINCIPLE:

As required, effective June 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to June 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $36,652 increase in accumulated undistributed investment income-net and a corresponding $36,652 decrease in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on May 31, 2001.

The effect of this change for the period ended November 30, 2001 was to increase net investment income by $12,723, decrease net unrealized appreciation (depreciation) by $12,723. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.


NOTES

                                                           FOR MORE INFORMATION

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE

BOND FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

15 Broad Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9263

Boston, MA 02205-8501

DISTRIBUTOR

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  705SA1101